UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2006

CATERPILLAR FINANCIAL ASSET TRUST 2006-A
(Exact name of issuing entity as specified in its charter)

Delaware	333-132309-01	88-0342613
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Caterpillar Financial Funding Corporation, as Depositor Greenview Plaza 4040 South Eastern Avenue, Suite 344 Las Vegas, Nevada	89119
(Address of principal executive office)	(Zip Code)

(702) 735-2514
(Registrant's telephone number, including area code )

N/A
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items 1 through 8 are not included because they are not applicable.

Item 9.01.     Financial Statements and Exhibits.

(a) Financial Statements - Not Applicable

(b) Pro Forma Financial Information - Not Applicable

(c)  Shell Company transactions - Not Applicable

(d)  Exhibits (executed copies) - The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:

Exhibit Number	Exhibit
1.1

Class A Note Underwriting Agreement, dated June 20, 2006, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation, Merrill Lynch, Pierce, Fenner, & Smith Incorporated and ABN AMRO Incorporated.

1.2

Class B Note Underwriting Agreement, dated June 20, 2006, among Caterpillar Financial Funding Corporation, Caterpillar Financial Services Corporation and Merrill Lynch, Pierce, Fenner, & Smith Incorporated

4.1	Indenture, dated as of June 1, 2006, between Caterpillar Financial Asset Trust 2006-A and U.S. Bank National Association, as Indenture Trustee.
4.2	Amended and Restated Trust Agreement, dated as of June 28, 2006, between Caterpillar Financial Funding Corporation, as Depositor, and Chase Bank USA, National Association, as Owner Trustee.
4.3

Sale and Servicing Agreement, dated as of June 1, 2006, among Caterpillar Financial Asset Trust 2006-A, as Issuing Entity, Caterpillar Financial Funding Corporation, as Depositor, and Caterpillar Financial Services Corporation, as Servicer.

10.1	Purchase Agreement, dated as of June 1, 2006, between Caterpillar Financial Funding Corporation, as Purchaser, and Caterpillar Financial Services Corporation, as Seller.
10.2

Administration Agreement, dated as of June 1, 2006, among Caterpillar Financial Asset Trust 2006-A, Caterpillar Financial Services Corporation, as Administrator, Caterpillar Financial Funding Corporation, as Depositor, and U.S. Bank National Association, as Indenture Trustee.

10.3

Custodial Agreement, dated as of June 1, 2006, among Caterpillar Financial Services Corporation, as Originator and Servicer, Caterpillar Financial Funding Corporation, as Depositor, Caterpillar Financial Asset Trust 2006-A, and U.S. Bank National Association, as Indenture Trustee and Custodian.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 3, 2006

                                                                                          CATERPILLAR FINANCIAL ASSET TRUST 2006-A
                                                                                                By: Caterpillar Financial Funding Corporation, as Depositor

By: /s/ James A. Duensing
Name: James A. Duensing
Title: Treasurer